                     SCHEDULE 14A
                    (RULE 14a-101)
        INFORMATION REQUIRED IN PROXY STATEMENT

                 SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
           EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant  [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of
[x]  Definitive Proxy Statement          the Commission Only (as
[ ]  Definitive Additional Materials     permitted by Rule
[ ]  Soliciting Material Pursuant        14a-6(e)(2))
     to Rule 14a-11(c) or Rule 14a-12

                 TRI-COUNTY FINANCIAL CORPORATION
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(1) and 0-11.

     1. Title of each class of securities to which transaction applies:

          ------------------------------------------------------

     2. Aggregate number of securities to which transaction applies:

          ------------------------------------------------------

     3. Per unit price or other underlying value of trans-action computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ------------------------------------------------------

     4.   Proposed maximum aggregate value of transaction:

          ------------------------------------------------------

     5.   Total Fee Paid:

          ------------------------------------------------------
[ ]  Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

          ------------------------------------------------------

     2.   Form, Schedule or Registration Statement No.:

          ------------------------------------------------------

     3.   Filing Party:

          ------------------------------------------------------

     4.   Date Filed:

          ------------------------------------------------------

                         April 12, 1999





Dear Stockholder:

    I am pleased to invite you to attend the Annual Meeting of the Stockholders of Tri-County Financial Corporation (the "Corporation") to be held in the second floor Board Room at the main office of Community Bank of Tri-County, 3035 Leonardtown Road, Waldorf, Maryland on Wednesday, May 12, 1999 at 10:00 a.m.

    The attached Notice and Proxy Statement describe the formal business to be transacted at the meeting. Directors and officers of the Corporation as well as a representative of Stegman & Company will be present to respond to any questions the stockholders may have.

    Your vote is important, regardless of the number of shares you own. ON BEHALF OF THE BOARD OF DIRECTORS, I URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE, EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.


                           Sincerely,

                           /s/ Michael L. Middleton

                           Michael L. Middleton
                           President

               TRI-COUNTY FINANCIAL CORPORATION
                    3035 LEONARDTOWN ROAD
                  WALDORF, MARYLAND  20601
                       (301) 645-5601


          NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                  TO BE HELD ON MAY 12, 1999


    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stock-holders (the "Meeting") of Tri-County Financial Corporation (the "Corporation") will be held in the second floor Board Room at the main office of Community Bank of Tri-County, 3035 Leonardtown Road, Waldorf, Maryland on Wednesday, May 12, 1999, at 10:00 a.m.

    A Proxy Card and a Proxy Statement for the Meeting are enclosed.

    The Meeting is for the purpose of considering and acting upon:

    1.   The election of two directors of the Corporation;

    2. An amendment to the Corporation's 1995 Stock Option and Incentive Plan to increase the number of shares reserved for issuance thereunder; and

    3. Such other matters as may properly come before the Meeting or any adjournments thereof.

    The Board of Directors is not aware of any other business to come before the Meeting.

    Any action may be taken on any one of the foregoing propo-sals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. The Board of Directors has fixed the close of business on March 17, 1999, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

    You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                             BY ORDER OF THE BOARD OF DIRECTORS

                             /s/ H. Beaman Smith

                             H. BEAMAN SMITH
                             SECRETARY

Waldorf, Maryland
April 12, 1999

----------------------------------------------------------------
IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORA-
TION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO
ENSURE A QUORUM.  AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR
CONVENIENCE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED
STATES.
----------------------------------------------------------------

                        PROXY STATEMENT
                              OF
                TRI-COUNTY FINANCIAL CORPORATION
                     3035 LEONARDTOWN ROAD
                    WALDORF, MARYLAND  20601
                         (301) 645-5601
----------------------------------------------------------------

----------------------------------------------------------------
                 ANNUAL MEETING OF STOCKHOLDERS
                           MAY 12, 1999
----------------------------------------------------------------

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tri-County Financial Corporation ("Tri-County Financial" or the "Corporation") to be used at the Annual Meeting of Stockholders of the Corporation (the "Meeting"), which will be held in the second floor Board Room at the main office of Community Bank of Tri-County, 3035 Leonardtown Road, Waldorf, Maryland on Wednesday, May 12, 1999 at 10:00 a.m. The accompanying notice of meeting and this Proxy Statement are being first mailed to stockholders on or about April 12, 1999.

----------------------------------------------------------------
                     REVOCATION OF PROXIES
----------------------------------------------------------------

    Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation at the address shown above or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Corporation will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for director set forth below and in favor of each of the other proposals set forth in this Proxy Statement for consideration at the Meeting.


----------------------------------------------------------------
         VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
----------------------------------------------------------------

    Stockholders of record as of the close of business on March 17, 1999 are entitled to one vote for each share then held. As of March 17, 1999, the Corporation had 793,563 shares of common stock par value $.01 (the "Common Stock") issued and outstand-ing.

    The following table sets forth, as of April 2, 1999, certain information as to those persons who were beneficial owners of more than 5% of the Corporation's outstanding shares of Common Stock and as to the shares of Common Stock beneficially owned by each director, each officer named in the summary compensation table and by all executive officers and directors of the Corporation as a group. Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership with the Corporation and the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Based upon such reports, management knows of no person, other than those set forth in the table below, who owned more than 5% of the Corporation's outstanding shares of Common Stock at April 2, 1999. All beneficial owners listed in the table have the same address as the Corporation.

                                      AMOUNT AND           PERCENT OF
                                      NATURE OF             SHARES OF
NAME OF BENEFICIAL                    BENEFICIAL          COMMON STOCK
     OWNERS                           OWNERSHIP (1)        OUTSTANDING
-----------------                     -------------       ------------
Community Bank of Tri-County          60,035  (2)             7.6%
  Employee Stock Ownership Plan
  ("ESOP")

Michael L. Middleton                  86,260  (3)            10.5%

C. Marie Brown                        28,799  (4)             3.6%

Herbert N. Redmond, Jr.               13,201  (5)(6)          1.7%

Henry A. Shorter, Jr.                 28,443  (5)             3.6%

Gordon A. O'Neill                     42,670  (5)(6)          5.3%

W. Edelen Gough, Jr.                  14,121  (5)             1.8%

H. Beaman Smith                       31,051  (5)             3.9%

All Executive Officers and           274,579  (7)            31.0%
   Directors as a Group
   (9 persons)

____________________
(1) Includes certain shares owned by spouses, or as custodian or trustee for minor children over which shares all officers and directors as a group effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(2) 10,461 of these shares are currently held in a suspense account for future allocation and/or distribution among participants as the loan used to purchase the shares is repaid. The ESOP trustees vote all allocated shares in accordance with the instructions of the participating employees. Unallocated shares and shares for which no instructions have been received are voted by the trustees in the manner directed by the ESOP committee.
(3) Includes 29,348 shares of Common Stock which may be received upon the exercise of stock options. Also includes 7,728 shares of Common Stock allocated to Mr. Middleton under the ESOP.
(4) Includes 13,344 shares of Common Stock which may be received upon the exercise of stock options and 4,857 shares of Common Stock allocated to Ms. Brown under the ESOP.
(5)  Includes 2,200, 8,056, 10,056, 4,205 and 7,364 shares that may be received upon the exercise of options by Directors Redmond, Shorter, O'Neill, Gough and Smith, respectively.
(6) Includes 10,461 shares of Common Stock held by the ESOP which have not been allocated to the accounts of participants; these shares are deemed to be under the control of the Director in connection with his service as Trustee of the ESOP.
(7) Includes 91,035 shares of Common Stock which may be received upon the exercise of stock options. Also includes 17,567 shares of Common Stock allocated to all executive officers and directors as a group under the ESOP and 10,461 shares held by the ESOP that are not allocated to the accounts of participants and are deemed to be under the control of two Directors in connection with their service as Trustees of the ESOP.

----------------------------------------------------------------
                  PROPOSAL I - ELECTION OF DIRECTORS
----------------------------------------------------------------

    Tri-County Financial's Board of Directors currently consists of seven members. The Corporation's Articles of Incorporation provide that directors are to be elected for terms of three years, approximately one-third of whom are to be elected annually.


    The Board of Directors has nominated for election as directors W. Edelen Gough, Jr. and Beaman Smith to serve for three year terms and until their successors are elected and qualified. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. The Corporation's Articles of Incorporation provide that stockholders may not cumulate their votes for the election of directors.

    If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

    Under the Corporation's Bylaws, directors shall be elected by a majority of those votes cast by stockholders at the Meeting. Votes which are not cast at the Meeting, either because of abstentions or broker non-votes, are not considered in determining the number of votes which have been cast for or against the election of a nominee.

    The following table sets forth certain information for each nominee and director continuing in office.

                         AGE AT         FIRST           YEAR
                        DECEMBER       ELECTED         TERM TO
       NAME             31, 1998      DIRECTOR(1)      EXPIRE
       ----             --------      -----------      --------
BOARD NOMINEES:

W. Edelen Gough, Jr.       70           1970           2002  (2)

H. Beaman Smith            53           1986           2002  (2)

DIRECTORS CONTINUING IN OFFICE:

Herbert N. Redmond, Jr.    58           1997           2000

Henry A. Shorter, Jr.      68           1966           2000

Michael L. Middleton       51           1979           2001

Gordon A. O'Neill          73           1968           2001

C. Marie Brown             56           1991           2001


--------------
(1) Reflects the year first elected as a director of Community Bank of Tri-County (the "Bank"). With the exception of Ms. Brown, who was appointed in October 1991, and Mr. Redmond, who was appointed in May 1997, each director became a director of the Corporation on the date of its incorporation in September 1989.
(2)  Assuming the individual is elected.


    The principal occupation of each director of Tri-County
Financial is set forth below. Unless otherwise noted, all directors have held the position described below for at least the past five years and reside in southern Maryland.

    W. EDELEN GOUGH, JR. retired from his position as senior vice president in charge of administration of the Corporation and the Bank in May 1994. He had served in this capacity with the Bank since 1970. He is a member and director of the Rotary Club of Leonardtown, Maryland and a member and Vice President of the Literary Council of St. Mary's County.


    H. BEAMAN SMITH is the Secretary/Treasurer of the Corpora-tion, President of Accosystems, Inc., a computer software Company, and Vice President of Fry Plumbing Company of Washington, D.C. Mr. Smith is a Trustee of the Ferguson Foundation, a member of the Bryans Road Sports Council and the Treasurer of the Mayaone Association.

    HERBERT N. REDMOND, JR. is the Senior Vice President and Manager of the St. Mary's County office of the D.H. Steffens Company, which provides civil engineering, land planning and land surveying services. He is a member and director of the Leonardtown Rotary, serves as a director on the Health Share of St. Mary's County and the St. Mary's County Building Officials and Code Administrators Appeals Boards, participates in the St. Mary's County Development Review Forum and is a member of the St. Mary's County Historical Society.

    HENRY A. SHORTER, JR. is a member of the American Legion and is a retired restaurant owner.

    MICHAEL L. MIDDLETON is President and Chief Executive Officer of the Corporation and the Bank. Mr. Middleton joined the Bank in 1973 and served in various management positions until 1979 when he became President of the Bank. Mr. Middleton is a Certified Public Accountant and holds a Masters of Business Administration. As President and Chief Executive Officer of the Bank, Mr. Middleton is responsible for the overall operation of the Bank pursuant to the policies and procedures established by the Board of Directors. Mr. Middleton is a member of the Rotary Club of Waldorf and is a Paul Harris Fellow. Since December 1995, Mr. Middleton has served on the Board of Directors of the Federal Home Loan Bank of Atlanta and also serves as its Board Representative to the Council of Federal Home Loan Banks.

    GORDON A. O'NEILL is a partner in the insurance agency of Alger & O'Neill located in La Plata, Maryland. He is a member of the Charles County Chamber of Commerce and the La Plata
Business Association.

    C. MARIE BROWN has been associated with the Bank for 21 years and serves as its Chief Operating Officer. Ms. Brown is an alumnus of Charles County Community College with an associates of arts degree in management development. She is a supporter of the Handicapped and Retarded Citizens of Charles County, of Zonta and of various administrative committees of the Hughesville Baptist Church.


----------------------------------------------------------------
        MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
----------------------------------------------------------------

    The Board of Directors conducts its business through meetings of the Board and through activities of its committees.
No director of the Corporation attended fewer than 75% of the total meetings of the Board of Directors and committees on which such Board member served during this period.

    The Corporation's audit committee, consisting of the full Board of Directors of the Corporation, meets with the Corporation's independent auditors in connection with its annual audit and to review the Corporation's accounting and financial reporting policies and practices. The Board of Directors did not meet in its capacity as audit committee during 1998.

    The Corporation's full Board of Directors acts as a nominating committee for the annual selection of its nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Corporation's stockholders for nominees nor established any procedures for this purpose. The Board of Directors met once in its capacity as nominating committee during 1998.

----------------------------------------------------------------
                     EXECUTIVE COMPENSATION
----------------------------------------------------------------

SUMMARY COMPENSATION TABLE

    The following table sets forth the cash and noncash compensation awarded to or earned in the last three years by the chief executive officer of the Corporation and the other executive officers who earned in excess of $100,000 in salary and bonus in 1998.

                                                             LONG-TERM
                                                             COMPENSATION
                                   ANNUAL COMPENSATION           AWARDS
     NAME   AND                    -------------------         SECURITIES      ALL OTHER
PRINCIPAL POSITION        YEAR     SALARY      BONUS(1)   UNDERLYING OPTIONS  COMPENSATION
------------------        ----     ------      --------   ------------------  ------------

Michael L. Middleton      1998     $141,979    $93,053        5,024          $ 28,245  (2)
  President               1997      138,867     78,540           --            39,196
                          1996      134,588     79,945           --            25,328

C. Marie Brown            1998     $ 94,085    $49,331        3,945          $ 25,074  (3)
  Senior Vice President   1997       86,154     38,982           --            30,008
                          1996       83,500     39,679           --            22,202

Gregory C. Cockerham      1998       84,731     41,650        3,755          $ 12,832  (4)
  Senior Vice President   1997       76,959     32,645           --            14,914
                          1996       73,446     21,812           --             8,908


_________________
(1) Represents bonuses paid pursuant to the Bank's Executive Incentive Compensation Plan (the "Incentive Plan"). Pursuant to the Incentive Plan, the Bank, for each year in which the Incentive Plan is in effect, pays each participant a year-end bonus equal to a percentage of his compensation times the "Multiplier," as defined below. The percentage of compensation taken into account for Mr. Middleton, Ms. Brown and Mr. Cockerham for this purpose is 10%, 8% and 7.5%, respectively. For fiscal 1998, the multiplier was (i) the sum of (a) 80% of the percentage by which the Corporation's return on average equity ("ROE") exceeded the median ROE of other members of a peer group comprised of all other savings associations headquartered in the State of Maryland, and (b) 20% of the percentage by which the Corporation's ROE exceeded the median ROE of other members of a peer group comprised of all other Federal Reserve member banks headquartered in the State of Maryland, plus (ii) the sum of (a) 80% of the percentage by which the Bank's nonperforming loans (loans over 90 days delinquent and other real estate owned) as a percentage of gross loans ("NPL") bettered the median NPL of other members of the Maryland savings association peer group, and (b) 20% of the percentage by which the Bank's NPL bettered the median NPL of other members of the Federal Reserve member bank peer group.
(2) Consists of $10,100 in directors' fees, $12,195 in contributions under the ESOP, matching contributions under the 401(k) Plan of $4,800 and split-dollar life insurance premiums of $1,150.
(3) Consists of $10,100 in directors' fees, $10,142 in contributions under the Bank's ESOP, matching contributions under the 401(k) Plan of $3,992 and split-dollar life insurance premiums of $840.
(4) Consists of $8,946 in contributions under the Bank's ESOP, matching contributions under the 401(k) Plan of $3,521 and split-dollar life insurance premiums of $365.




OPTION GRANTS IN FISCAL YEAR 1998

    The following table contains information concerning the grant of stock options during the year ended December 31, 1998 to the executive officers named in the Summary Compensation
Table set forth above.


                                                                                          POTENTIAL REALIZABLE
                           NUMBER OF                                                        VALUE AT ASSUMED
                           SECURITIES    PERCENT OF TOTAL                                   ANNUAL RATES OF
                           UNDERLYING    OPTIONS GRANTED                                      STOCK PRICE
                            OPTIONS        TO EMPLOYEES     EXERCISE     EXPIRATION        APPRECIATION FOR
NAME                        GRANTED      IN FISCAL YEAR      PRICE          DATE            OPTION TERM (1)
----                       ---------     ---------------    --------     -----------       -------------------
                                                                                              5%          10%
                                                                                             ----        -----
Michael L. Middleton        2,728           16.01%           $24.31    October 30, 2008    $108,029    $172,000
                            2,296           13.47             24.31    December 31, 2008     90,921     144,763

C. Marie Brown              2,728           16.01             24.31    October 30, 2008     108,029     172,000
                            1,217            7.14             24.31    December 31, 2008     48,193      76,732

Gregory C. Cockerham        2,728           16.01             24.31    October 30, 2008     108,029     172,000
                            1,027            6.03             24.31    December 31, 2008     40,669      64,753


_________________

(1)  Represents the difference between the aggregate exercise price of the options and the aggregate value of the underlying Common Stock at the expiration date assuming the indicated annual rate of appreciation in the value of the Common Stock as of the dates of grant, October 30, 1998 and December 31, 1998.



AGGREGATED OPTION SAA EXERCISES IN 1998 AND YEAR-END OPTION/SAA
VALUES

    The following table sets forth information concerning exercises of stock options by the named executive officers during the year ended December 31, 1998, as well as the value of options held by such persons at the end of the fiscal year.

                                                                              VALUE OF
                                                          NUMBER OF         UNEXERCISED
                                                         UNEXERCISED        IN-THE-MONEY
                                                         OPTIONS AT          OPTIONS AT
                          SHARES                       FISCAL YEAR-END    FISCAL YEAR-END
                         ACQUIRED         VALUE       (ALL IMMEDIATELY   (ALL IMMEDIATELY
       NAME             ON EXERCISE      REALIZED       EXERCISABLE)        EXERCISABLE)
       ----             -----------      --------     ----------------   ----------------

Michael L. Middleton       1,836         $29,156           29,602            $386,682

C. Marie Brown               167           1,952           13,127             145,898

Gregory C. Cockerham          --              --           10,782             118,513

EMPLOYMENT AGREEMENTS

    The Bank maintains an employment agreement with Michael L. Middleton which currently provides for an annual salary of $160,000. The agreement provides for Mr. Middleton's employment for a period of five years, subject to annual one-year exten-ions. The agreement provides for termination for cause or upon certain events specified in the agreement. The agreement is also terminable by the Bank without cause, in which case Mr. Middleton would be entitled to compensation as in effect on the date of termination up to the expiration date of the agreement payable in a

lump sum or in periodic payments (at the option of Mr. Middleton), plus full life, health, disability and other benefits as in effect on the date of termination up to the expiration date of the agreement. If, following a change in control of the Corporation or the Bank, the Bank terminates Mr. Middleton's employment for any reason other than (i) just cause, as defined in the agreement or (ii) if the Bank otherwise changes the capacity or circumstances in which Mr. Middleton is employed or causes a reduction in his responsibilities, authority, compensation or other benefits provided under the agreement without Mr. Middleton's consent, then Mr. Middleton shall be entitled to receive an amount equal to 2.99 times the average annual compensation payable by the Bank and includable in Mr. Middleton's gross income for the most recent five taxable years. Control refers to certain enumerated events, including the ownership of 25% or more of the Bank's or Corporation's Common Stock by any person or group. The agreement provides, among other things, for annual review of compensation, for participation in an equitable manner in any stock option plan or incentive plan to the extent authorized by the Bank's Board of Directors for its key management employees and for participation in pension, group life insurance, medical coverage and in other employee benefits applicable to executive personnel.

    The Bank maintains a similar employment agreement with C. Marie Brown, Senior Vice President of Human Resources and Data Processing. Ms. Brown's agreement has a three-year term and provides for a current annual salary of $101,760 and a change in control payment equal to 2.00 times Ms. Brown's five-year average annual compensation.

    The Bank maintains a similar employment agreement with Gregory C. Cockerham, Senior Vice President of Lending. Mr. Cockerham's agreement has a three year term and provides for a current annual salary of $92,248 and a change in control payment equal to 2.00 times Mr. Cockerham's five-year average annual compensation.

    The aggregate payment that would be made to Mr. Middleton, Ms. Brown and Mr. Cockerham assuming the termination of their employment under the foregoing circumstances at December 31, 1998 would be approximately $422,000, $178,000 and $159,000, respectively.

----------------------------------------------------------------
                     DIRECTORS' COMPENSATION
----------------------------------------------------------------
BOARD FEES

    Directors of the Corporation receive fees of $300 per meeting attended. Members of the Bank's Board of Directors currently receive fees of $375 per meeting attended and an annual retainer of $3,500. Members of the Bank's executive committee receive a fee of $375 per meeting attended. Members of the Bank's audit committee receive fees of $375 per meeting attended.

STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

    The Corporation maintains a stock option plan for non-employee directors, adopted by the Board of Directors in December 1995. Under that plan, the Corporation granted to non-employee directors options to purchase an aggregate of 8,750 shares of the Common Stock during 1995. In October, 1998, the Board of Directors approved an amendment to the plan
to reserve an additional 11,000 shares under the plan.   Options
to purchase all of these 11,000 shares were granted to directors during 1998.


DIRECTOR RETIREMENT PLAN

    The Bank's Board of Directors has adopted a retirement plan for members of the Board of Directors of the Bank (the "Directors' Plan"), effective January 1, 1995. Under the Directors' Plan, each non-employee director of the Bank will receive an annual retirement benefit for ten years following his termination of service on the Bank's Board in an amount equal to the product of his "Benefit Percentage," his "Vested Percen-tage," and $3,500. A participant's "Benefit Percentage" is based on his overall years of service as a non-employee director of the Bank, and increases in increments of 33-1/3% from 0% for less than five years of service, to 33-1/3% for five to nine years of service, to 66-2/3% for 10 to 14 years of service, and to 100% for 15 or more years of service. A participant's "Vested Percentage" equals 33-1/3%


 if the participant was serving on the Board on January 1, 1995 (the "Effective Date"), increases to 66-2/3% if the participant completes one year of service after the Effective Date, and becomes 100% if the participant completes a second year of service after the Effective Date. However, in the event a participant retires from service on the Board due to "disability" (as determined by the Board of Directors of the Bank) or for any reason after attaining age 65, the partici-pant's Vested Percentage will become 100% regardless of his years of service. A participant's vested percentage will also become 100% in the event of a "change in control" (as defined in the Directors' Plan). This provision may have the effect of deferring a hostile change in control by increasing the costs of acquiring control.

    If a participant terminates service on the Board due to disability, the Bank will pay the participant each year for ten years an amount equal to the product of his Benefit Percentage and $3,500. The Directors' Plan also provides death benefits to a participant's surviving spouse under certain conditions.

    The Directors' Plan also establishes a deferred compensation program for members of the Board of Directors of the Bank.
Under the Directors' Plan, directors of the Bank may elect to defer all or any portion of the fees and/or salary otherwise payable to him or her in cash for any calendar year in which the Directors' Plan is in effect. Deferred amounts will be credited to a bookkeeping account in the participant's name, which will also be credited annually with: (a) the investment return which would have resulted if such deferred amounts had been invested in savings accounts having a return equal to the highest interest rate which the Bank pays on certificates of deposit, regardless of their term, and (b) a deemed matching contribution by the Bank in an amount equal to the product of the "Multiplier" (as defined below) for the calendar year, and 1.5% of the participant's aggregate fee deferrals for the year. The multiplier equals (i) the sum of (a) 80% of the percentage by which the Corporation's return on average equity ("ROE") exceeds the median ROE of other members of a peer group comprised of all other savings associations headquartered in the State of Maryland, and (b) 20% of the percentage by which the Corporation's ROE exceeds the median ROE of other members of a peer group comprised of all other Federal Reserve member banks headquartered in the State of Maryland, plus (ii) the sum of (a) 80% of the percentage by which the Bank's nonperforming loans (loans over 90 days delinquent and other real estate owned) as a percentage of gross loans ("NPL") betters the median NPL of other members of the Maryland savings association peer group, and (b) 20% of the percentage by which the Bank's NPL betters the median NPL of other members of the Federal Reserve member bank peer group. Participants may determine the time and form of benefit payments and may cease future deferrals any time. Changes in participant elections generally become effective only as of the following January 1st, except that (i) elections designating a beneficiary or ceasing future contributions will be given immediate effect, and (ii) participants may change elections as to the timing or form of distributions only with respect to subsequently deferred compensation.


----------------------------------------------------------------
     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
----------------------------------------------------------------

    Pursuant to regulations promulgated under the Securities Exchange Act of 1934, the Corporation's officers, directors and persons who own more than 10% of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Corporation with copies of all such reports. Based solely on its review of the copies of such reports received during the past fiscal year or with respect to the last fiscal year, the Corporation believes that during 1998, all of its officers, directors and all of its stockholders owning in excess of 10% of the outstanding Common Stock have complied with the reporting requirements except for Officers Middleton and Brown, each of whom inadvertently failed to timely file a single report covering one transaction.

----------------------------------------------------------------
          TRANSACTIONS WITH THE CORPORATION AND THE BANK
----------------------------------------------------------------
    The Bank has followed a policy of offering loans to its officers, directors and employees for the financing and improvement of their personal residences as well as consumer loans. These loans are made in the ordinary course of business and upon substantially the same terms, including collateral, interest rate and origination fees, as those prevailing at the time for comparable transactions, and do not involve more than the normal risk of collectibility or present any unfavorable features.



----------------------------------------------------------------
               PROPOSAL II -- OPTION PLAN AMENDMENT
----------------------------------------------------------------

    GENERAL. At the 1995 Annual Meeting of Stockholders of the Corporation, stockholders approved the Tri-County Financial Corporation 1995 Stock Option and Incentive Plan (the "Option Plan"). The Board of Directors is seeking stockholder approval of an amendment to the Option Plan, previously approved by the Board in October 30, 1998, to increase the number of shares available for grant thereunder. Stockholder approval of the amendment is necessary in order to provide employees who receive options with certain tax advantages under the Internal Revenue Code. See "Federal Income Tax Consequences."

    PURPOSE OF THE AMENDMENT. The amendment was required because all of the shares initially reserved for issuance under the Option Plan had been granted. The purpose of the Option Plan is to advance the interests of the Corporation by providing select key employees of the Corporation and the Bank with an opportunity to acquire shares of Common Stock. By encouraging such stock ownership, the Corporation seeks to attract, retain and motivate the best available personnel and to provide addi-tional incentives for such individuals to promote the success of the Corporation.

DESCRIPTION OF THE OPTION PLAN

    EFFECTIVE DATE. The Option Plan became effective on May 3, 1995, the date of approval by the Corporation's stockholders (the "Effective Date"). The amendment increasing the number of shares reserved under the Option Plan was effective on October 30, 1998.

    ADMINISTRATION. The Option Plan is administered by a committee (the "Committee"), appointed by the Board of Directors, consisting of at least three non-employee directors (within the meaning of applicable provisions of the Securities Exchange Act of 1934) of the Corporation. The Committee has discretionary authority to select participants and grant awards, to determine the form and content of any awards made under the Option Plan, to interpret the Option Plan, and to make other decisions necessary or advisable in connection with administering the Option Plan. All decisions, determinations, and interpretations of the Committee are final and conclusive on all persons affected thereby. Members of the Committee will be indemnified to the full extent permissible under the Corpora-tion's governing instruments in connection with any claims or other actions relating to any action taken under the Option Plan.

    ELIGIBLE PERSONS; TYPES OF AWARDS. Under the Option Plan, the Committee may grant stock options ("Options") and stock appreciation rights ("SARs") (collectively, "Awards") to employees whom the Committee designates. As of April 2, 1999, the Corporation and its affiliates had 16 employees who were
eligible to participate in the Option Plan.   At the Committee's
discretion, Options may be awarded pursuant to the Bank's Incentive Plan, which makes awards of Options based on a formula that compares certain indicators of the Corporation's perfor-mance to those of a peer group. See "Executive Compensation -- Summary Compensation Table."

    SHARES AVAILABLE FOR GRANTS.   Until the amendment was
approved by the Board in October 30, 1998, the Option Plan authorized the issuance of up to 32,375 shares of Common Stock upon the exercise of stock options. The amendment increased the number of shares available for grant thereunder to 111,775 shares. Such shares may either be newly issued shares, treasury shares or shares held in a grantor trust created by the Corpora-tion. As of April 2, 1999, options to purchase 49,662 shares of Common Stock had been granted under the Option Plan. The Common Stock is not regularly and actively traded in any established market and there are no regularly quoted bid and asked prices for the Common Stock. The Corporation believes that the approximate market value of the Common Stock was $24.31 per share at December 31, 1998. This value was determined based on actual sales occurring in the most recent quarter in which 1,000 or more shares were traded.

    In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Corporation, the Committee will adjust the number and kind of shares reserved for issuance under the Option Plan, the number and kind of shares subject to outstanding Awards and the exercise prices of such

Awards. Generally, the number of shares as to which SARs are granted is charged against the aggregate number of shares available for grant under the Option Plan, provided that, in the case of an SAR granted in conjunction with an Option, under circumstances in which the exercise of the SAR results in termination of the Option and vice versa, only the number of shares of Common Stock subject to the Option shall be charged against the aggregate number of shares of Common Stock remaining available under the Option Plan. If Awards expire, become unexercisable, or are forfeited for any reason without having been exercised, the shares of Common Stock subject to such Awards shall, unless the Option Plan has been terminated, be available for the grant of additional Awards under the Option Plan.

    OPTIONS. Options may be either incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code, or options that are not ISOs ("Non-ISOs"). The exercise price as to any ISO may not be less than the fair market value (determined under the Option Plan) of the optioned shares on the date of grant. In the case of a participant who owns more than 10% of the outstanding Common Stock on the date of grant, such exercise price may not be less than 110% of fair market value of the shares. As required by federal tax laws, to the extent that the aggregate fair market value (determined when an ISO is granted) of the Common Stock with respect to which ISOs are exercisable by an optionee for the first time during any calendar year (under all plans of the Corporation and of any subsidiary) exceeds $100,000, the Options granted in excess of
$100,000 will be treated as Non-ISOs, and not as ISOs.   In the
event that the fair market value per share of the Common Stock falls below the exercise price of previously granted Options (or
SARs), the Committee will have the authority, with the consent of the optionee, to cancel outstanding Options (and SARs) and to issue new Options (or SARs) with an exercise price equal to the then current fair market price per share of the Common Stock.

    SARs. An SAR may be granted in tandem with all or part of any Option granted under the Option Plan, or without any rela-tionship to any Option. An SAR granted in tandem with an ISO must expire no later than the ISO, must have the same exercise price as the ISO and may be exercised only when the ISO is exercisable and when the fair market value of the shares subject to the ISO exceeds the exercise price of the ISO. An SAR granted in tandem with an Option is an alternative right whereby the exercise of the SAR cancels the participant's right to exercise the Option to the extent of the number of shares with respect to which the SAR is exercised and, correspondingly, the exercise of the Option terminates the SAR to the extent of the number of shares purchased upon exercise of the Option. Regardless of whether an SAR is granted in tandem with an Option, exercise of the SAR will entitle the optionee to receive, as the Committee prescribes in the grant, all or a percentage of the difference between (i) the fair market value of the shares of Common Stock subject to the SAR at the time of its exercise, and (ii) the fair market value of such shares at the time the SAR was granted (or, in the case of SARs granted in tandem with Options, the exercise price). The exercise price as to any particular SAR may not be less than the fair market value of the optioned shares on the date of grant.

    EXERCISE OF OPTIONS AND SARs. The exercise of Options and SARs is subject to such terms and conditions as are established by the Committee in a written agreement between the Committee and the optionee. In the absence of Committee action to the contrary, an otherwise unexpired Option shall cease to be exercisable upon (i) an optionee's termination of employment for "just cause" (as defined in the Option Plan), (ii) the date three months after an optionee terminates service for a reason other than just cause, death, or disability, (iii) the date one year after an optionee terminates service due to disability, or (iv) the date two years after an optionee terminates service due to death. Notwithstanding the provisions of any Option which provides for its exercise in installments or based on an optionee's continuous service, such Option shall become immediately exercisable upon the optionee's death or disability.

    An optionee may exercise Options or SARs, subject to provi-sions relative to their termination and limitations on their exercise, only by (i) written notice of intent to exercise the Option or SAR with respect to a specified number of shares of Common Stock, and (ii) in the case of Options, payment to the Corporation (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the exercise price for the number of shares with respect to which the Option is then being exercised. Common Stock utilized in full or partial payment of the exercise price for Options shall be valued at its market value at the date of exercise, and may consist of shares subject to the Option being exercised.

    CHANGE IN CONTROL. Notwithstanding the provisions of any Award which provide for its exercise or vesting in installments for a period of 60 days beginning on the date of a "change in control" or an "imminent change in control," all Options and SARs shall be immediately exercisable and fully vested. With respect to Options, at the time of a change in control, the optionee shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the fair market value of the Common Stock subject to such Option over the exercise price of such shares, in exchange for the cancellation of such Options by the optionee.

    For the purposes of these provisions, "change in control" means: (i) the execution of an agreement for the sale of all, or a material portion, of the assets of the Corporation; (ii) the execution of an agreement for a merger or recapitalization of the Corporation or any merger or recapitalization whereby the Corporation is not the surviving entity; (iii) a change of control of the Corporation, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Act of 1934 and the rules promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Corporation by any person, trust entity or group. "Imminent change in control" refers to any offer or announcement, oral or written, by any person or persons acting as a group, to acquire control of the Corporation.

    Although these provisions are included in the Option Plan primarily for the protection of an employee-optionee in the event of a change in control of the Corporation, they may also be regarded as having a takeover defensive effect, which may reduce the Corporation's vulnerability to hostile takeover attempts and certain other transactions which have not been negotiated with and approved by the Board of Directors.

    CONDITIONS ON ISSUANCE OF SHARES. The Committee has the discretionary authority to impose, in agreements, such restric-tions on shares of Common Stock issued pursuant to the Option Plan as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions. In addition, the Committee may not issue shares unless the issuance complies with applicable securities laws, and to that end may require that a participant make certain representations or warranties.

    NONTRANSFERABILITY. Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, or pursuant to the terms of a "qualified domestic relations order" (within the meaning of Section 414(p) of the Code and the regulations and rulings thereunder).

    EFFECT OF DISSOLUTION AND RELATED TRANSACTIONS. In the event of (i) the liquidation or dissolution of the Corporation,
(ii) a merger or consolidation in which the Corporation is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Corporation's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards, together with the exercise prices thereof, will be equitably adjusted for any change or exchange of shares for a different number or kind of shares which results from the Transaction. However, any such adjustment will be made in such a manner as to not constitute a modification, within the meaning of Section 424(h) of the Internal Revenue Code, of outstanding ISOs.

    DURATION OF THE OPTION PLAN AND GRANTS. The Option Plan has a term of 10 years from the Effective Date, after which date no Awards may be granted. The maximum term for an Award is 10 years from the date of grant, except that the maximum term of an ISO (and an SAR granted in tandem with an ISO) may not exceed five years if the optionee owns more than 10% of the Common Stock on the date of grant. The expiration of the Option Plan, or its termination by the Committee, will not affect any Award previously granted.

    AMENDMENT AND TERMINATION OF THE OPTION PLAN. The Board of Directors of the Corporation may from time to time amend the terms of the Option Plan and, with respect to any shares at the time not subject to Awards, suspend or terminate the Option Plan. No amendment, suspension, or termination of the Option Plan will, without the consent of any affected holders of an Award, alter or impair any rights or obligations under any Award previously granted.

NEW PLAN BENEFITS

    The following table sets forth certain information regarding the options received under the Option Plan by the persons named during 1998. Future benefits under the Option Plan are not currently determinable.


                                                                          NUMBER OF SHARES
    PARTICIPANT                                                               SUBJECT TO
    (OR GROUP)                                         EXERCISE PRICE      OPTIONS GRANTED
    ------------                                       --------------     ----------------
    Michael L. Middleton                                  $ 24.31              5,024
        President and Chief Executive Officer

    C. Marie Brown                                        $ 24.31              3,945
        Chief Operating Officer

    Gregory C. Cockerham                                  $ 24.31              3,755
        Chief Lending Officer

    All Executive Officers as a group (3 persons)         $ 24.31             12,724

    All Current Employees as a group, excluding           $ 24.31              4,316
        Mr. Middleton, Ms. Brown and Mr. Cockerham
       (13 persons)



FEDERAL INCOME TAX CONSEQUENCES

     ISOs. An optionee recognizes no taxable income upon the grant of ISOs. If the optionee holds the Option shares for at least two years from the date the ISO is granted, and for one year from the date the ISO is exercised, any gain realized on the sale of the shares received upon exercise of such ISO is taxed as long-term capital gain. However, the difference between the fair market value of the Common Stock at the date of exercise and the exercise price of the ISO will be treated by the optionee as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If an optionee disposes of the shares before the expiration of either of the two special holding periods noted above, the disposition is a "disqualifying disposition." In this event, the optionee will be required, at the time of the disposition of the Common Stock, to treat the lesser of the gain realized or the dif-ference between the exercise price and the fair market value of the Common Stock at the date of exercise as ordinary income and the excess, if any, as capital gain.

     The Corporation will not be entitled to any deduction for federal income tax purposes as a result of the grant or exercise of an ISO, regardless of whether or not the exercise of the ISO results in liability to the optionee for alternative minimum tax. However, if an optionee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Corporation will be entitled to deduct an equivalent amount.

     NON-ISOs. An optionee will not recognize taxable income upon the grant of a Non-ISO. In the case of such a Non-ISO, an optionee will recognize ordinary income upon the exercise of the Non-ISO in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price (or, if the optionee is subject to certain restric-tions imposed by federal securities laws, upon the lapse of those restrictions unless the optionee makes a special tax election within 30 days after the date of exercise to have the general rule apply). Upon a subsequent disposition of such shares, any amount received by the optionee in excess of the fair market value of the shares as of the exercise will be taxed as capital gain. The Corporation will be entitled to a deduc-tion for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the optionee in connection


with the exercise of a Non-ISO. Although no assurances can be given, discounted Non-ISOs are expected to be treated in the same manner as Non-ISOs for federal income tax purposes.

     SARs. The grant of an SAR has no tax effect on the optionee or the Corporation. Upon exercise of the SARs, how-ever, any cash or Common Stock received by the optionee in con-nection with the surrender of his or her SAR will be treated as compensation income to the optionee, and the Corporation will be entitled to a business expense deduction for tax purposes for the amounts treated as compensation income.

RECOMMENDATION; VOTE REQUIRED

     In approving the amendment, the Board of Directors deter-mined that the amendment was necessary to provide future grants under the Option Plan. The Board of Directors believes the Option Plan is desirable, cost effective, and produces incen-tives which will benefit the Corporation and its stockholders. The Board of Directors is seeking stockholder approval of the Option Plan amendment in order to satisfy the requirements of the Code for favorable tax treatment of ISOs. Stockholder approval of the Option Plan amendment requires the affirmative vote of the holders of a majority of the shares of the Common Stock present or represented entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE
FOR THE PROPOSAL TO AMEND THE OPTION PLAN TO INCREASE THE NUMBER
OF SHARES OF COMMON STOCK RESERVED FOR AWARDS UNDER THE OPTION
PLAN.


----------------------------------------------------------------
              RELATIONSHIP WITH INDEPENDENT AUDITORS
 ---------------------------------------------------------------

     Effective on September 19, 1997, the Corporation's Board of Directors, acting as the Audit Committee, voted to replace the Corporation's former independent auditors, Deloitte & Touche LLP, with the Corporation's current independent auditors, Stegman & Company. In connection with their audit of the fiscal year ended December 31, 1996 and through the date of their dismissal, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference to the subject of such disagreement in connection with their reports. In addition, during this period there was no adverse opinion or disclaimer of opinion or any opinion qualified or modified as to uncertainty, audit scope or accounting principles.

     The Board of Directors presently intends to renew the Company's arrangements with Stegman & Company to be its independent auditors for the fiscal year ending December 31, 1999. A representative of Stegman & Company is expected to be present at the Meeting to respond to appropriate questions and to make a statement, if so desired.

----------------------------------------------------------------
                          OTHER MATTERS
----------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof by the person or persons voting the proxies as directed by the Board of Directors.


----------------------------------------------------------------
                          MISCELLANEOUS
----------------------------------------------------------------

     The cost of solicitation of proxies will be borne by the Corporation. In addition to conducting solicitations by mail, directors, officers, and regular employees of the Corporation may solicit proxies personally or by telegraph or telephone without additional compensation.



     The Corporation's Annual Report to Stockholders, including financial statements, accompanies this proxy statement. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.


----------------------------------------------------------------
                      STOCKHOLDER PROPOSALS
----------------------------------------------------------------

     To be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's main office at 3035 Leonardtown Road, Waldorf, Maryland 20601 no later than December 12, 1999. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

     Stockholder proposals, other than those submitted pursuant to the Exchange Act, must be submitted in writing, delivered or mailed by first class United States mail, postage prepaid, to the secretary of the Corporation not fewer than 30 days nor more than 60 days prior to any such meeting; provided, however, that if notice or public disclosure of the meeting is given fewer than 40 days before the meeting, such written notice shall be delivered or mailed to the secretary of the Corporation not later than the close of the 10th day following the day on which notice of the meeting was mailed to shareholders.

                         BY ORDER OF THE BOARD OF DIRECTORS

                         /s/ H. Beaman Smith

                         H. BEAMAN SMITH
                         SECRETARY

Waldorf, Maryland
April 12, 1999


----------------------------------------------------------------
                            FORM 10-K
----------------------------------------------------------------
A COPY OF THE CORPORATION'S FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF MARCH 17, 1999, UPON WRITTEN REQUEST TO THE SECRETARY, TRI-COUNTY FINANCIAL CORPORATION, 3035 LEONARDTOWN ROAD, WALDORF, MARYLAND 20601
----------------------------------------------------------------

                         REVOCABLE PROXY

                 TRI-COUNTY FINANCIAL CORPORATION

                  ANNUAL MEETING OF STOCKHOLDERS
                           MAY 12, 1999

    The undersigned hereby appoints Michael L. Middleton and Herbert N. Redmond, Jr., with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of Tri-County Financial Corporation (the "Corporation") that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held in the second floor Board Room at the main office of Community Bank of Tri-County, 3035 Leonardtown Road, Waldorf, Maryland on Wednesday, May 12, 1999 at 10:00 a.m. and at any and all adjournments thereof, as follows:

                                                          VOTE
                                                 FOR    WITHHELD
                                                 ---    --------

  1.  The election as directors of all           [  ]      [  ]
      nominees listed below (except as
      marked to the contrary).

      W. Edelen Gough, Jr.
      H. Beaman Smith

      INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR ANY
      NOMINEE, WRITE THAT NOMINEE'S NAME ON THE
      LINE BELOW.

      --------------------------------------------


                                       FOR     AGAINST   ABSTAIN
                                       ---     -------   -------

  2.  An amendment to the
      Corporation's 1995 Stock
      Option and Incentive Plan
      to increase the number of
      shares reserved for
      issuance thereunder.            [   ]     [   ]     [   ]


  The Board of Directors recommends a vote "FOR" the listed propositions.

----------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED.
IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY
WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DIRECTED BY THE
BOARD OF DIRECTORS.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS
KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.  THIS
PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXY HOLDERS
TO VOTE WITH RESPECT TO APPROVAL OF THE MINUTES OF THE PRIOR
MEETING OF STOCKHOLDERS, THE ELECTION OF ANY PERSON AS DIRECTOR
WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT
SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE 1998 ANNUAL
MEETING.
----------------------------------------------------------------

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

    Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

    The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of notice of the Meeting, a proxy statement dated April 12, 1999, and an annual report.



Dated: _______________________, 1999



____________________________        ____________________________
PRINT NAME OF STOCKHOLDER           PRINT NAME OF STOCKHOLDER

____________________________        ____________________________
SIGNATURE OF STOCKHOLDER            SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on the enclosed card.
When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



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PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PREPAID ENVELOPE.
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